UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): March 18, 2015

THE WET SEAL, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35634	33-0415940
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

26972 Burbank

Foothill Ranch, CA 92610

(Address of principal executive offices; zip code)

Registrant’s telephone number, including area code:

(949) 699-3900

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

As previously disclosed in Current Reports on Form 8-K filed by The Wet Seal, Inc. (the “Company”) on January 16, 2015, January 22, 2015 February 10, 2015 and March 18, 2015 (collectively, the “Prior Form 8-Ks”), on January 15, 2015, the Company and its three subsidiaries (collectively with the Company, the “Debtors”) filed voluntary petitions in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”) seeking relief under Chapter 11 of Title 11 of the United States Code (the “Bankruptcy Code”). The Chapter 11 cases are being administered under the caption “In re The Wet Seal, Inc., et al.”, Case Nos. 15-10081-10084 (the “Chapter 11 Cases”). The Debtors continue to operate their businesses and manage their properties as “debtors-in-possession” under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and orders of the Bankruptcy Court.

In addition, as previously disclosed by the Company in the Prior Form 8-Ks, in connection with the filing of the Chapter 11 Cases, the Company and its subsidiaries entered into that certain Senior Secured, Super-Priority Debtor-in-Possession Credit Agreement, dated as of January 15, 2015 (the “B. Riley DIP Financing Agreement”), with B. Riley Financial, Inc. (“B. Riley”), as Lender, as amended.

At the conclusion of an auction to determine the highest or otherwise best bid to either sponsor a plan of reorganization or acquire all or substantially all of the Debtors’ assets pursuant to Section 363 of the Bankruptcy Code and, in either case, to provide replacement debtor-in-possession financing to replace the financing under the B. Riley Financing Agreement (the “Auction”), Mador Lending, LLC (“Mador” or “Lender”), an affiliate of Versa Capital Management, LLC, was selected as the successful bidder and B. Riley was selected as the back-up bidder in accordance with the bid procedures for the Auction. Pursuant to the winning bid, the Debtors and Mador, as the “Buyer,” entered into that certain Asset Purchase Agreement (the “Asset Purchase Agreement”), dated as of March 12, 2015 (including that certain Letter Agreement outlining agreed terms of an anticipated plan of reorganization), that certain Senior Secured, Super-Priority Debtor-in-Possession Credit Agreement (the “DIP Financing Agreement”), dated as of March 12, 2015, and that certain Security Agreement (the “Security Agreement”), dated as of March 12, 2015.

Pursuant to an order of the Bankruptcy Court dated March 18, 2015 (the “Court Order”), the Debtors were authorized to enter into and draw upon the senior secured, super-priority credit facility provided for in the DIP Financing Agreement , subject to the satisfaction of customary conditions precedent thereto.

Item 1.02.	Termination of a Material Definitive Agreement.

Pursuant to the Court Order, the DIP Financing Agreement and the terms of the B. Riley Financing Agreement, the B. Riley Financing Agreement terminated upon approval by the Bankruptcy Court of the DIP Financing Agreement. As previously disclosed by the Company, upon such termination the Company became obligated to pay amounts owed to B. Riley pursuant to the B. Riley Financing Agreement, including a commitment fee equal to $375,000.

Item 2.03.	Creation of a Direct Financial Obligation or Obligation under an Off Balance Sheet Arrangement of a Registrant.

The items set forth above in Items 1.01 and 1.02 of this Form 8-K regarding the DIP Financing are hereby incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

Based on the terms of the Asset Purchase Agreement, the Company does not expect to be able to distribute any proceeds to the Company’s stockholders and therefore believes that the shares of its common stock are worthless.

Additional information on the Chapter 11 Cases, including access to documents filed with the Bankruptcy Court and other general information about the Chapter 11 Cases, is available at http://www.donlinrecano.com/Clients/wsi/Index.

The information in Item 7.01 of this Form 8-K is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section. The information in Item 7.01 of this Form 8-K shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any incorporation by reference language in any such filing.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are those involving future events and future results that are based on current expectations, estimates, forecasts, and projections as well as the current beliefs and assumptions of the Company’s management. All statements contained in this Current

Report on Form 8-K that are not statements of historical fact and all estimates, projections, future trends and the outcome of events that have not yet occurred referenced in this Current Report on Form 8-K should be considered forward-looking statements. All forward-looking statements made in this Current Report on Form 8-K are predictions and not guarantees of future performance, involve material risks and uncertainties and are subject to change based on factors that are difficult to predict and that may be beyond the control of the parties. Such factors include, but are not limited to, (i) the closing of the contemplated debtor-in-possession financing and the closing of the contemplated purchase and sale of assets pursuant to Section 363 of the Bankruptcy Code is subject to various conditions, (ii) the Company’s ability to obtain Bankruptcy Court approval with respect to motions in the Chapter 11 Cases, (iii) Bankruptcy Court rulings in the Chapter 11 Cases and the outcome of the cases in general, including risks associated with third party motions, (iv) challenges and risks associated with the Company continuing to operate and manage its business under Chapter 11 protection, and (v) other risks, uncertainties and factors described in the Company’s filings with the Securities and Exchange Commission. The Company will not undertake to publicly update or revise any forward-looking statements even if experiences or future changes make it clear that any projected results expressed or implied therein will not be realized. Furthermore, based on the terms of the contemplated asset sale pursuant to Section 363 of the Bankruptcy Code, the Company cautions that it does not expect to distribute any proceeds from the sale to its stockholders and, as a result, believes that its shares of common stock are worthless.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

THE WET SEAL, INC. (Registrant)

Date: March 24, 2015	By:	/s/ Thomas R. Hillebrandt
	Name:	Thomas R. Hillebrandt
	Title:	Interim Chief Financial Officer